UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 12, 2013

WFRBS Commercial Mortgage Trust 2013-C11

(Exact name of issuing entity)

RBS Commercial Funding Inc.

(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Basis Real Estate Capital II, LLC
Liberty Island Group I LLC
C-III Commercial Mortgage LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-177891-03	06-1565524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Washington Blvd.	Stamford, Connecticut	06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (203) 897-2700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On February 12, 2013, RBS Commercial Funding Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee, of the WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to RBS Securities Inc., Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated January 28, 2013, among the Registrant, The Royal Bank of Scotland plc and the Underwriters.

The Class X-A, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to RBS Securities Inc., Wells Fargo Securities and J.P. Morgan Securities LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated January 28, 2013, among the Registrant, The Royal Bank of Scotland plc and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2013-C11, a common law trust fund formed on February 12, 2013 (the “Issuing Entity”) under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are 82 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 153 commercial, manufactured housing community and multifamily properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, RBS Financial Products Inc., Basis Real Estate Capital II, LLC, Liberty Island Group I LLC and C-III Commercial Mortgage LLC.  In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2013.
8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2013 (included as part of Exhibit 5.1).
23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

Date:  February 12, 2013

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EXHIBIT INDEX

Exhibit Number	Description
5.1	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2013.
8.1	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2013 (included as part of Exhibit 5.1).
23.1	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5.1).

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